EXHIBIT 31.2


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         I, Boris Cherdabayev, certify that:

         (1) I have reviewed this amendment to the quarterly report on Form 10-QSB of BMB Munai, Inc., (the "Company");

         (2) Based on my knowledge, this amendment to the quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment to the quarterly report;

         (3) Based on my knowledge, the financial statements, and other financial information included in this amendment to the quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this amendment to the quarterly report;

         (4) The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

         (a) Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to the Company, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this amendment to the quarterly report is being prepared;

         (b) Evaluated the effectiveness of the Company's disclosure controls and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this amendment to the quarterly report based on such evaluation; and

         (c) Disclosed in this amendment to the quarterly report any change in the Company's internal controls over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal controls over financial reporting; and

         (5) The Company's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons fulfilling the equivalent function):

         (a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

         (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.




Date: February 16, 2005                          By:  /s/ Boris Cherdabayev
                                                    ----------------------------
                                                     Boris Cherdabayev,
                                                     Principal Executive Officer